EXHIBIT 99.505

Observations on the Design of Block Forward Markets

Week-ahead Block Energy Market Time blocks for trades are pre-specified, e.g., 6 16: Hours ending 7 a.m. through 10 p.m. Monday through Saturday. Bid to buy or sell a quantity of energy in each hour of the time block. E.g. sell 500 MWh in each hour of 6 16 @ $30/MWh. PX clears market and determines MCP. Auction process is the same as current PX auction process. Only need to run for one hour since all hours in block are identical. Auction dovetails with current PX markets. Process approved by regulators for current PX markets.

Week-ahead Block Energy Market The market may be held once per week: Bids are due by set time prior to week-ahead market. E.g. 8 a.m. on the Sunday prior to block. PX determines trades that clear the week-ahead market. Later, can extend to multiple auctions for a week: Multiple auctions at different times for the same week. Participants can bid "deviations" to week-ahead schedule to date. E.g., run initial 6 16 auction for the week-ahead on Sunday. On Monday, run auction in which participants may bid to change their schedules in the 5 16 block (Monday through Friday). On Tue., run auction to change schedules in 4 16 block (Tue.-Fri.). Etc.

Two PX Week-ahead Markets at Start Start with two separate week-ahead block markets: NP15 and SP15. PX clears each market independently. MCP is set for each market. Improves ability of participants to manage transmission risks over a market with a single California-wide zone. Same systems requirements as if PX ran a single combined CA market. Participants decide in which market to bid. They bear financial risks of acquiring transmission to move energy from source to zone of sale (or from zone of purchase to load).

Simple Example NP15 Bids Seller A: 1000 MW/hr @ $10/MWh Seller B: 1500 MW/hr @ $30/MWh Buyer C: 500 MW/hr @ $50/MWh Buyer D: 1000 MW/hr @ $45/MWh Buyer E: 1000 MW/hr @ $25/MWh SP15 Bids Seller F: 2000 MW/hr @ $10/MWh Seller G: 1000 MW/hr @ $30/MWh Buyer H: 1500 MW/hr @ $45/MWh Buyer I: 1000 MW/hr @ $24/MWh NP15 SP15

Simple Example -- NP15 Market 0 500 500 1000 1000 1500 1500 2000 2000 2500 Supply 10 10 10 10 30 30 30 30 30 30 Demand 50 50 45 45 45 45 25 25 25 25 Trades in the time block: Seller A sells 1000 MW/hr Seller B sells 500 MW/hr Buyer C buys 500 MW/hr Buyer D buys 1000 MW/hr Buyer E buys 0 MW/hr NP15 MCP = $30/MWh

Simple Example -- SP15 Market 0 500 500 1000 1000 1500 1500 2000 2000 2500 Supply 10 10 10 10 10 10 10 10 30 30 Demand 45 45 45 45 45 45 24 24 24 24 Trades in the time block: Seller F sells 2000 MW/hr Seller G sells 0 MW/hr Buyer H buys 1500 MW/hr Buyer I buys 500 MW/hr SP15 MCP = $24/MWh

Moving to PX Day-Ahead Market Participants have options on how they wish to bid in day-ahead market: Go to physical delivery: Sellers bid week-ahead quantity at $0/MWh in PX auction. Submit price-taker adjustment bids to ISO for Cong. Mgmt. Buyers bid week-ahead quantity at $2500/MWh in PX auction. Submit price-taker adjustment bids to ISO for Cong. Mgmt. Treat week-ahead trades as financial: Sellers submit bids that indicate willingness to buy replacement energy to meet week-ahead sale requirement if price is right in PX day-ahead auction. Buyers bid to sell energy bought in week-ahead trade if price is right in PX day-ahead auction.

Settlements in Day-Ahead Market Settlements process in the PX week-ahead market can be designed so that no changes are required to settlements process in the PX day-ahead market. PX day-ahead market is settled as it is today. No changes to existing PX systems.

Settlements in Week-Ahead Market

- Settling week-ahead market requires only:
  - Week-ahead block energy purchases and sales
  - NP15 and SP15 zonal MCPs in week-ahead market
  - NP15 and SP15 zonal MCPs in day-ahead market.
  - *No knowledge of day-ahead schedules is necessary.*
- Week-ahead market is settled similar to a CFD:
  - Settlement of week-ahead trade in hour h:
    - Seller of Q MW/hr in zone is paid

      $(ZMCP_{\text{Week-Ahead}} - ZMCP_{\text{Day-Ahead}}^{\text{Hour h}}) \times (\text{Q MWh})$.
    - Buyer of Q MW/hr in zone is charged

      $(ZMCP_{\text{Week-Ahead}} - ZMCP_{\text{Day-Ahead}}^{\text{Hour h}}) \times (\text{Q MWh})$.

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Settlements Example Seller B sold 500 MW/hr in each hour of the week-ahead time block in NP15. ZMCPWeek-Ahead = $30/MWh. Suppose that in hour ending 11 a.m. of Monday ZMCPDay-AheadHE 11am Mon = $25/MWh. For HE 11a.m. on Monday, Seller B is paid ($30/MWh - $25/MWh) 500 MWh = $2,500 in the week-ahead market.

Settlements Example Suppose that Seller B goes to physical delivery: Day-ahead schedule in HE 11a.m. on Monday is 500 MWh. Seller B is paid $25/MWh 500 MWh = $12,500 in day- ahead market. Week-ahead + day-ahead settlement = $15,000. Seller B sold 500 MWh in week-ahead market for $15,000. Seller B sold 0 MWh in day-ahead market for $0. Seller B receives the full week-ahead price for its energy.

Settlements Example Suppose that Seller B buys 500 MWh of replacement energy in day-ahead market. Seller B's day-ahead schedule in hour is 0 MWh: Seller B is paid $25/MWh 0 MWh = $0 in day-ahead. Week-ahead + day-ahead settlement = $2,500. Seller B sold 500 MWh in week-ahead market for $15,000. Seller B bought 500 MWh in day-ahead market for $12,500. Seller B receives full week-ahead price for week- ahead sale but it pays the day-ahead price for replacement energy.

Participants' Transmission Risks Unless a participant owns ETCs or FTRs, the participant may be exposed to ISO congestion charges in the day-ahead market. These charges can be significant. They can turn the profit on a week-ahead transaction into a loss. Participant must own transmission capacity on the right paths. Supply selling into PX forward market would need FTRs or ETCs connecting it's location to a demand that is being served by PX (vice versa for a demand).

Participants' Transmission Risks Week-ahead market in NP15: Seller B sells 500 MW/hr. NP15 ZMCP = $30/MWh. NP15 Day-ahead market HE 11a.m. Seller B schedules 500 MW/hr at NW1. Zonal prices in day-ahead change due to congestion: NP15 ZMCP = $70/MWh. NW1 ZMCP = $10/MWh. NP15 NW1

Participants' Transmission Risks Week-ahead settlement to Seller B for hour: Seller B pays PX (-($30/MWh - $70/MWh) 500 MWh) = $20,000. Day-ahead settlement to Seller B for hour: PX pays Seller B $10/MWh 500 MWh = $5,000. Net -- Seller B pays PX $15,000 to sell 500 MWh. Seller B sells 500 MWh at week-ahead price. B receives $15,000 from week-ahead transaction. B buys 500 MW of transmission at day-ahead price. B pays $30,000 for day-ahead transmission.

Participants' Transmission Risks Week-ahead market in NP15: Seller B sells 500 MW/hr. NP15 ZMCP = $30/MWh. NP15 Seller B could try to buy replacement power from PX day-ahead market. Day-ahead market HE 11a.m. Seller B schedules 0 MW/hr at NW1. NP15 ZMCP = $70/MWh. NW1 ZMCP = $10/MWh. NP15 NW1

Participants' Transmission Risks Week-ahead settlement to Seller B for hour: Seller B pays PX (-($30/MWh - $70/MWh) 500 MWh) = $20,000. Day-ahead settlement to Seller B for hour: PX pays Seller B $10/MWh 0 MWh = $0. Net -- Seller B pays PX $20,000 to sell 500 MWh. Seller B sells 500 MWh at week-ahead price. B receives $15,000 from week-ahead energy sale. B buys 500 MW of replacement energy in NP15 at day- ahead price. B pays PX $35,000 for day-ahead energy purchase.

How Could the PX Help its Participants Alleviate Transmission Risks? Settle deviations between week-ahead and day- ahead schedules at the PX day-ahead UMCP? Tell participants to acquire FTRs in ISO auction or other secondary markets if they want to guard against transmission risks? Having an ETC would also work. Integrate an FTR/ETC market with the PX week- ahead block energy market?

Using Day-Ahead UMCP Could consider using day-ahead UMCP to settle day-ahead schedule deviations from week-ahead. Reduces transmission risks to participants in week- ahead market. Causes financial risk to participants in PX day- ahead market. Week ahead participant could game system. Bid abundant low cost energy into PX day-ahead market to drive UMPC toward $0/MWh. Schedule the day-ahead energy at a small intertie to have ISO reduce the unconstrained day-ahead schedule during congestion management.

UMCP Example


NP15


NP15
SR2
Flow ≤ 70 MW

- Week-ahead market in NP15:
  - Seller B sells 500 MW/hr.
  - Buyer C buys 500 MW/hr.
  - NP15 ZMCP = $30/MWh.

- Day-ahead market HE 11a.m.
  - Seller B bids 500 MW/hr @ $0/MWh in SR2.
    - Also bids to sell very large quantity in SR2 at $1/MWh.
  - PX UMCP = $1/MWh.
  - CONG reduces Seller B to 70 MWh and incs NP15 gen by 430 MWh.
    - Effect on ZMCPs:
      - NP15 ZMCP = $70/MWh.
      - SR2 ZMCP = $0/MWh.

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UMCP Example Look at Seller B and Buyer C transactions only: Week-ahead market: Seller B sells 500 MWh for $30/MWh = $15,000. Buyer C buys 500 MWh for $30/MWh = $15,000. Day-ahead market: Seller B sells 70 MWh for ZMCP ($0/MWh) or $0. Seller B buys 430 MWh of replacement energy at UMCP ($1/MWh) or $430. PX pays incremented generation in NP15 at ZMCP ($70/MWh @ 430 MWh) or $30,100. Buyer C pays no additional charges in day-ahead market. PX has a shortfall of $29,670 in day-ahead market due two these two participants alone.

Acquiring FTRs or Using ETCs Acquiring an FTR or using an ETC protects a participant from day-ahead usage charges. Problems with acquiring an FTR: Chicken and Egg problem. A supply bidding into PX week-ahead market cannot know with certainty the magnitudes and locations of the demands that the PX will serve in the forward market. A demand bidding to buy from PX week-ahead market cannot know with certainty the magnitudes and locations of the supplies that the PX will buy in the forward market. The participants cannot know with certainty the interzonal paths on which they should acquire FTRs or the amount of FTR capacity that they should buy.

Acquiring FTRs or Using ETCs Problems with acquiring an FTR: Another Chicken and Egg problem. The maximum price that a participant would be willing to pay for an FTR is not known until the week-ahead MCPs are determined. Price at which participant is willing to engage in week-ahead energy trade is not known until FTR price is known. The FTR secondary markets are not yet defined. They may not be efficient or have price transparency. Very limited FTR capacity available. 25% of path ATC (not Total Transmission Capacity) at start. ETCs are not traded in the FTR secondary market.

Integrating Week-ahead Block Energy and FTR/ETC Markets Possible to start the week-ahead market as outlined. Later extend it by integrating an FTR/ETC market. Allow participants to bid to buy and sell energy at any of the defined zones or scheduling points. Bid gives minimum price at which seller is willing to sell energy. Bid gives maximum price at which buyer is willing to buy energy. FTR/ETC owners bid to sell transmission capacity. Bid gives minimum price at which willing to sell FTR/ETC capacity. ETC capacity actually "sold" by directed energy buy/sell agreements. PX buys the FTR/ETC capacity that it needs to support the energy trades in its week-ahead market.

Integrating Week-ahead Block Energy and FTR/ETC Markets In the combined week-ahead market, PX will: Buy energy only if Zonal MCP 3 Seller's bid price. Sell energy only if Zonal MCP £ Buyer's bid price. Buy FTR/ETC capacity from zone A to zone B only if (ZMCPB - ZMCPA) 3 Owner's bid price. Very simple optimization problem. Much simpler than CONG.

Integrated Market Example Week-ahead energy market: Seller A bids to sell 1000 MW/hr @ $30/MWh in NP15 Seller B bids to sell 100 MW/hr @ $20/MWh in NW1. Buyer C bids to buy 500 MW/hr @50/MWh in NP15. Week-ahead transmission market: FTR owner D bids to sell 50 MW of NW1->NP15 capacity @ $5/MWh. FTR owner E bids to sell 50 MW of NW1->NP15 capacity @ $15/MWh Trades and MCPs: A sells 450 MW/hr, B sells 50 MW/hr, C buys 500 MW/hr D sells 50 MW of FTR capacity, E sells 0 MW MW of FTR capacity. NP15 ZMCP = $30/MWh and NW1 ZMCP = $20/MWh. NW1->NP15 capacity clears at $10/MWh. NP15 NW1 Flow £ 70 MW

Integrated Market Example In HE 11 a.m. of Monday: Seller A and B and Buyer B bid as price takers in the day-ahead markets: Seller A bids 450 MW/hr. Seller B bids 50 MW/hr. Buyer C bids 500 MW/hr. Day-ahead schedules unchanged from those in week-ahead market. Assume that congestion causes zonal prices to change in day-ahead market: NP15 ZMCP = $70/MWh. NW1 ZMCP = $10/MWh. NP15 NW1 Flow £ 70 MW

Settlements in Day-Ahead Market Settlements process in the PX week-ahead market can again be designed so that no changes are required to settlements process in the PX day- ahead market. No changes to planned PX day-ahead systems.

Settlements in Week-Ahead Market Settling week-ahead market requires only: Week-ahead block energy purchases, sales and transmission flows. Zonal MCPs in week-ahead market Zonal MCPs in day-ahead market. No knowledge of day-ahead schedules is necessary. Zonal price differences in week-ahead market and ISO congestion rents provide revenues to buy the FTRs and ETCs.

Settlements Example For HE 11a.m. on Monday in week-ahead market: PX pays Seller A ($30/MWh - $70/MWh) 450 MWh = -$18,000 PX pays Seller B ($20/MWh - $10/MWh) 50 MWh = $500 Buyer C pays PX ($30/MWh - $70/MWh) 500 MWh = -$20,000 PX pays FTR owner D ($30/MWh - $20/MWh) 50 MWh = $500

Settlements Example For HE 11a.m. on Monday in day-ahead market: PX pays Seller A $70/MWh 450 MWh = $31,500 PX pays Seller B $10/MWh 50 MWh = $500 Buyer C pays PX $70/MWh 500 MWh = $35,000 PX pays ISO congestion fees ($70/MWh - $10/MWh) 50 MWh = $3,000 ISO pays PX as FTR owner ($70/MWh - $10/MWh) 50 MWh = $3,000

Settlements Example Effect of day-ahead and week-ahead settlements: PX pays Seller A $13,500 for 450 MWh sold in week ahead market at $30/MWh $0 for 0 MWh sold in day-ahead market at $70/MWh. PX pays Seller B $1000 for 50 MWh sold in week ahead market at $20/MWh $0 for 0 MWh sold in day-ahead market at $10/MWh. Buyer C pays PX $15,000 for 500 MWh bought in week-ahead market at $30/MWh $0 for 0 MWh bought in day-ahead market at $70/MWh. PX pays FTR Owner D $500 for 50 MW of FTR capacity. PX revenue and costs are in balance.

Strategic Advantage of Integration By integrating energy and transmission, the PX would provide: a forward energy market in which it is very easy to guard against ISO congestion charges, a secondary FTR market whose prices are transparent and whose demand is derived from the underlying energy market, a market in which ETC capacity can be traded along side FTR capacity (unlike other secondary FTR markets) thereby increasing transmission capacity available in the PX transmission forward market and drawing more energy participants.